Exhibit 10.1
                                                                    ------------


                                                               Execution Version
                                                               -----------------



                           ASSIGNMENT AND BILL OF SALE
                           ---------------------------


          This ASSIGNMENT AND BILL OF SALE, dated as of August 31, 2006, is made by and between Zond Windsystem Partners, Ltd. Series 85-C, a California Limited Partnership (the "Transferor"), and SeaWest Power Resources LLC ("Transferee").
                  ----------                                      ----------

                                    RECITALS
                                    --------

         WHEREAS, the Transferor owns those certain assets, including, without limitation, the Vestas V17 wind turbines set forth on Schedule 1 attached hereto
                                                      ----------
and certain related assets (including feeder transmission lines, pad mount transformers, and the related substation equipment), in each case, installed at the Altamont Wind Power Project located on the real property described in Exhibit A attached hereto and incorporated herein, located in Alameda County,
---------
California (collectively the "Wind Turbine Assets"); and
                              -------------------

         WHEREAS, Transferee desires to purchase and obtain from Transferor, and Transferor desires to sell and assign to the Transferee, the Wind Turbine Assets on an "AS IS, WHERE IS" basis.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   AGREEMENT
                                   ---------

               1.  Transfer of Wind Turbine Assets. The Transferor, in
                   -------------------------------
consideration of the Purchase Price (as defined below), does hereby transfer and assign to the Transferee forever, and the Transferee hereby purchases and acquires from the Transferor all of the Transferor's right, title and interest, in, to and under all of the Wind Turbine Assets.

               2.  Payment of the Purchase Price. The purchase price for the
                   -----------------------------
Wind Turbine Assets shall be an amount equal to $1,011,650 (the "Purchase
                                                                 --------
Price"). The Transferee shall pay the Purchase Price by wire transfer to the
-----
account designated in writing by Transferor upon the execution of this Assignment and Bill of Sale by each of the parties.

               3.  NO REPRESENTATIONS OR WARRANTIES. EXCEPT AS SET FORTH IN THE
                   --------------------------------
LAST SENTENCE OF THIS SECTION, THE TRANSFEROR IS NOT MAKING ANY REPRESENTATIONS OR WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, CONCERNING THE WIND TURBINE ASSETS. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT THE TRANSFEREE

TAKES THE WIND TURBINE ASSETS "AS IS" AND "WHERE IS" AND THAT THE TRANSFEREE
                               -----       --------
HEREBY EXPRESSLY WAIVES ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO THE WIND TURBINE ASSETS, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. TRANSFEREE HEREBY EXPRESSLY WAIVES AND RELINQUISHES ANY AND ALL RIGHTS, CLAIMS AND CAUSES OF ACTION AGAINST TRANSFEREE AND ITS AFFILIATES AND EACH OF ITS REPRESENTATIVES IN CONNECTION WITH THE ACCURACY OR COMPLETENESS OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO TRANSFEREE OR ANY OF ITS REPRESENTATIVES BY OR ON BEHALF OF TRANSFEROR, ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES. NOTWITHSTANDING THE FOREGOING, THE TRANSFEROR HEREBY REPRESENTS AND WARRANTS TO THE TRANSFEREE FOR A PERIOD OF ONE (1) YEAR FROM THE EFFECTIVE DATE HEREOF THAT ON THE EFFECTIVE DATE THE TRANSFEROR HAS GOOD AND MARKETABLE TITLE TO THE WIND TURBINE ASSETS FREE AND CLEAR OF ANY AND ALL LIENS, SECURITY INTERESTS, DEEDS OF TRUST, MORTGAGES AND RIGHTS OF FIRST REFUSAL WITH RESPECT TO SUCH WIND TURBINE ASSETS AND THAT TRANSFEROR HAS THE RIGHT TO TRANSFER SUCH WIND TURBINE ASSETS TO TRANSFEREE.

               4.  Taxes. Transferee shall be responsible for the payment of all
                   -----
sales taxes, use taxes, license fees or similar taxes imposed on the purchase of the Wind Turbine Assets pursuant to this Assignment and Bill of Sale.

               5.  Costs and Expenses. Except as otherwise set forth in this
                   ------------------
Assignment and Bill of Sale, each party shall bear its own costs and expenses incurred in connection with the negotiation and execution of this Assignment and Bill of Sale and the consummation of the transactions contemplated hereby.

               6.  GOVERNING LAW AND JURISDICTION. THIS ASSIGNMENT AND BILL OF
                   ------------------------------
SALE SHALL BE EXCLUSIVELY GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICT OF LAWS PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION). EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY, NEW YORK OR THE COMMERCIAL DIVISION , CIVIL BRANCH OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT THEREFROM, FOR THE RESOLUTION OF ANY AND ALL DISPUTES, CONTROVERSIES, CONFLICTS, LITIGATION OR ACTIONS ARISING OUT OF OR RELATING TO

THIS ASSIGNMENT AND BILL OF SALE AND THE SUBJECT MATTER HEREOF AND AGREES NOT TO COMMENCE ANY LITIGATION OR ACTIONS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT AND BILL OF SALE AND THE SUBJECT MATTER HEREOF IN ANY OTHER COURT.

               7.  Regulatory Compliance. In performing its obligations under
                   ---------------------
this Assignment and Bill of Sale, each party hereto agrees that neither it, nor its officers, directors, employees, agents or representatives will:

                    (i) directly or indirectly, offer, give, make, promise, pay or authorize the payment of any money, gift, or anything of material value to any person that is an officer or employee of any governmental entity within the United States or an officer or employee of any department, agency or instrumentality thereof, or any person acting in an official capacity on behalf of such governmental entity, department, agency or instrumentality thereof, or any candidate for or appointee to a political or government office within the united states, or to any political party in the United States; or

                    (ii) receive, transfer, retain, use or hide the proceeds of any criminal activity whatsoever, or employed or otherwise conducted business with a "designated person," namely a person or entity that appears on any list issued by the United States government or the United Nations as being involved in money laundering, terrorism, or drug trafficking, or as having violated economic or arms embargoes.

               8.  Severability. If any provision of this Assignment and
                   ------------
Bill of Sale or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

               9.  Entire Agreement; Amendments and Waivers. This Assignment
                   ----------------------------------------
and Bill of Sale (including the exhibit and annex hereto) represents the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Assignment and Bill of Sale signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

               10.  Notices. All notices and other communications under this
                    -------
Assignment and Bill of Sale shall be in writing and delivered to: (a) Transferor at the following address:

                   Zond Windsystem Partners, Ltd. Series 85-C
                           c/o Enron Wind Systems, LLC
                              Four Houston Center
                             1221 Lamar, Suite 1600
                              Houston, Texas 77010
                              Attention: President

and (b) Transferee at the following address:

                          SeaWest Power Resources, LLC
                          4300 Wilson Blvd., Suite 1100
                               Arlington, VA 22203
                             Attention: Marty Crotty


               11.  Counterparts. This Assignment and Bill of Sale may be
                    ------------
executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

               12.  No Consequential Damages. No party hereto (or its
                    ------------------------
affiliates) shall, under any circumstance, be liable to the other party (or its affiliates) for any consequential, exemplary, special, incidental, indirect or punitive damages claimed by the other party under the terms of or due to any breach of this Assignment and Bill of Sale, including, but not limited to, loss of revenue, income, cost of capital, or loss of business reputation or opportunity.

               13.  Further Assurances. After the date hereof, each of the
                    ------------------
parties agrees to execute and deliver such other instruments of assignment and other transfer documents and to take such other actions as the other party may reasonably request from time to time to carry out the intent and purpose of this Assignment and Bill of Sale.

         IN WITNESS WHEREOF, the Transferor and Transferee have caused this Assignment and Bill of Sale to be duly executed by their respective authorized representatives as of the day and year first above written.



                                  TRANSFEROR

                                  Zond Windsystem Partners, Ltd. Series
                                  85-C, a California Limited Partnership

                                  By:  Zond Windsystems Management V,
                                  LLC, its general partner



                                  By:    /s/ Jesse E. Neyman
                                     ----------------------------------------
                                  Name:  Jesse E. Neyman
                                       --------------------------------------
                                  Title: Chief Executive Officer
                                        -------------------------------------



                                  TRANSFEREE

                                  SeaWest Power Resources LLC



                                  By:     /s/ Martin C. Crotty
                                     ----------------------------------------
                                  Name:   Martin C. Crotty
                                       --------------------------------------
                                  Title:  President
                                        -------------------------------------

                                    EXHIBIT A
                                    ---------


PARCEL 1:
         The south one-half of section 21, township 2 south, range 3 east, Mount Diablo Base and Meridian, according to the official plat of said land filed in the District Land Office.

         Excepting therefrom the past, present and future interest reserved by the Central Pacific Railroad Company in the grant deed recorded November 19, 1883 in Book 261 of Deeds, Page 184, Series No. 5-7019, Alameda County Records.

         Also excepting therefrom that portion described in the deed to the Western Pacific Railway Company, a California corporation, recorded December 7, 1905, in Book 1076 of Deeds, Page 406, Series No. L-1500, Alameda County Records.

         Also, excepting therefrom that portion described in the deed to R. H. Sherman, recorded July 8, 1907, in Book 1390 of Deeds, Page 64, Series No. L-69077, Alameda County Records.

         Also excepting therefrom that portion described in the deed to the County of Alameda, recorded January 4, 1915, in Book 2311 of Deeds, Page 109, Series No. P-83238, Alameda County Records.

PARCEL 2:
         A non-exclusive easement and right of way on, over, under and across the following described real property for use as a roadway for vehicles of all kinds, pedestrians and animals, for water, gas, oil and sewer pipe lines, and for telephone, electric light and power lines, together with all necessary poles or conduits to carry said lines, to wit:

         A strip of land 30 feet wide, the center line of which is described as follows:

         Beginning at a point on the westerly line of those lands conveyed to Roberta I. Haugh, by Decree of Partial Distribution, dated September 30, 1949, recorded in Book 5901 of official records of Alameda County at Page 37 thereof, Series No. AD/66898, said point being on the section line between Section 20 and 21, T.28., R.3E., M.D.B.6M., south 456 feet from the apparent northwest corner of the southwest quarter of said section 21 as said corner is defined by the fence corner, thence north 41 degrees 26 minutes west 492.7 feet to the southeasterly right of way line of County Road No. 818, also known as Altamont Pass Road, being a portion of the southeast quarter of Section 20, Township 2 south, Range 3 east, Mount Diablo Base and Meridian.

PARCEL 3:
         The north one half of Section 28, Township 2 south, Range 3 east, Mount Diablo Base and Meridian, according to the official plat of said land filed in the District Land Office.

         Assessor's Parcel Nos. 099B-6275-002-01 (affects portion of parcel 1), 099B-6275-002-02 (affects portion of parcel 1), 099B-6275-002-03,
         (affects remainder of parcel 1), 099B-6500-001 (affects parcel 3).

                                   SCHEDULE 1
                                   ----------


                                  Wind Turbines
                                  -------------


                Row        Pad     Type            WTG
          1     01          2      V-17           10563
          2     01          3      V-17           10547
          3     01          4      V-17           10592
          4     01          5      V-17           10578
          5     01          6      V-17           10445
          6     01          7      V-17           10581
          7     01          8      V-17           10515
          8     01          9      V-17           10558
          9     01         10      V-17           10572
         10     01         11      V-17           10549
         11     01         12      V-17           10557
         12     02          1      V-17           10544
         13     02          2      V-17           10567
         14     02          3      V-17           10520
         15     02          4      V-17           10598
         16     02          5      V-17           10577
         17     02          6      V-17           10534
         18     02          7      V-17           10573
         19     02          9      V-17           10582
         20     02         10      V-17           10571
         21     02         11      V-17           10570
         22     02         12      V-17           10556
         23     02         13      V-17           10538
         24     02         14      V-17           10517
         25     02         15      V-17           10587
         26     02         16      V-17           10568
         27     02         17      V-17           10569
         28     03          1      V-17           10551
         29     03          2      V-17           10590
         30     03          3      V-17           10540
         31     03          4      V-17           10586
         32     03          5      V-17           10576

         33     03          6      V-17           15099
         34     03          7      V-17           10597
         35     03          8      V-17           10667
         36     03          9      V-17           10596
         37     03         10      V-17           10666
         38     03         11      V-17           10610
         39     03         12      V-17           10676
         40     03         13      V-17           10579
         41     03         14      V-17           10683
         42     03         15      V-17           10542
         43     03         17      V-17           10658
         44     03         18      V-17           10575
         45     03         19      V-17           10673
         46     03         20      V-17           10589
         47     03         21      V-17           10548
         48     03         22      V-17           10690
         49     03         23      V-17           10595
         50     03         24      V-17           10588
         51     03         25      V-17           10535
         52     03         26      V-17           10585
         53     03         27      V-17           10546
         54     03         28      V-17           10574
         55     03         29      V-17           10584
         56     03         30      V-17           10633
         57     03         31      V-17           10533
         58     03         32      V-17           10530
         59     03         33      V-17           10640
         60     04          1      V-17           10529
         61     04          2      V-17           10521
         62     04          3      V-17           10621
         63     04          4      V-17           10636
         64     04         12      V-17           10641
         65     04         13      V-17           10638
         66     04         14      V-17           10639
         67     04         15      V-17           10662
         68     04         16      V-17           10672
         69     04         17      V-17           10645
         70     04         18      V-17           10668
         71     04         19      V-17           10686
         72     04         20      V-17           10642
         73     04         21      V-17           10663
         74     04         22      V-17           10664
         75     04         23      V-17           10620
         76     04         24      V-17           10553
         77     04         25      V-17           10634
         78     04         26      V-17           10519
         79     04         27      V-17           10630
         80     04         28      V-17           10655

         81     04         29      V-17           10531
         82     04         30      V-17           10537
         83     04         31      V-17           10632
         84     04         32      V-17           10635
         85     05          1      V-17           10987
         86     05          2      V-17           10754
         87     05          3      V-17           10738
         88     05          4      V-17           10648
         89     05          5      V-17           10637
         90     05          6      V-17           10559
         91     05          7      V-17           10567
         92     05          8      V-17           10677
         93     05          9      V-17           10624
         94     05         10      V-17           10688
         95     05         11      V-17           10644
         96     05         12      V-17           10709
         97     05         13      V-17           10654
         98     05         14      V-17           10680
         99     05         15      V-17           10564
        100     05         16      V-17           10681
        101     05         17      V-17           10629
        102     05         18      V-17           10653
        103     05         19      V-17           10650
        104     05         20      V-17           10721
        105     05         21      V-17           10660
        106     05         22      V-17           10622
        107     05         23      V-17           10665
        108     05         24      V-17           10613
        109     05         25      V-17           10661
        110     05         26      V-17           10609
        111     05         101     V-17           10524
        112     05         102     V-17           10623
        113     05         103     V-17           10594
        114     05         104     V-17           10684
        115     05         105     V-17           10614
        116     05         106     V-17           10612
        117     05         107     V-17           10627
        118     05         108     V-17           10583
        119     05         109     V-17           10601
        120     05         110     V-17           10646
        121     06          1      V-17           10715
        122     06          2      V-17           10649
        123     06          3      V-17           10745
        124     06          4      V-17           10725
        125     06          5      V-17           10646
        126     06          6      V-17           10615
        127     06          7      V-17           10625
        128     06          8      V-17           10611

        129     06          9      V-17           10643
        130     06         10      V-17           10602
        131     06         11      V-17           10561
        132     06         12      V-17           10580
        133     06         13      V-17           10659
        134     06         14      V-17           10604
        135     07          1      V-17           10606
        136     07          2      V-17           10691
        137     07          3      V-17           10753
        138     07          4      V-17           10747
        139     07          5      V-17           10689
        140     07          6      V-17           10732
        141     07          7      V-17           10618
        142     07          8      V-17           10705
        143     08          1      V-17           10723
        144     08          2      V-17           10736
        145     08          3      V-17           10727
        146     08          4      V-17           10695
        147     08          5      V-17           10652
        148     08          6      V-17           10657
        149     08          7      V-17           10700
        150     08          8      V-17           10766
        151     08          9      V-17           10752
        152     08         10      V-17           10749
        153     08         11      V-17           10741
        154     08         12      V-17           10762
        155     08         13      V-17           10698
        156     09          1      V-17           10670
        157     09          2      V-17           10675
        158     09          3      V-17           10628
        159     09          4      V-17           10706
        160     09          5      V-17           10701
        161     09          6      V-17           10617
        162     09          7      V-17           10671
        163     09          8      V-17           10699
        164     09          9      V-17           10707
        165     09         10      V-17           10733
        166     09         11      V-17           10710
        167     09         12      V-17           10718
        168     09         13      V-17           10626
        169     09         14      V-17           10616
        170     09         15      V-17           10693
        171     09         16      V-17           10679
        172     09         17      V-17           10743
        173     09         18      V-17           10740
        174     09         19      V-17           10702
        175     09         20      V-17           10716
        176     09         21      V-17           10682

        177     09         22      V-17           10697
        178     09         23      V-17           10703
        179     09         24      V-17           10692
        180     09         25      V-17           10669
        181     09         26      V-17           10678
        182     09         27      V-17           10674
        183     09         28      V-17           10696
        184     09         29      V-17            1708
        185     09         30      V-17            1704
        186     09         31      V-17           10734
        187     09         32      V-17           10712
        188     09         33      V-17           10735
        189     09         34      V-17           10644
        190     09         35      V-17           10720
        191     09         36      V-17           10714
        192     09         37      V-17           10711
        193     09         38      V-17           10719
        194     09         39      V-17           10729
        195     09         40      V-17           10726
        196     09         41      V-17           10731
        197     09         42      V-17           10744
        198     09         43      V-17           10764
        199     09         44      V-17           10758
        200     09         45      V-17           10750